Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes

19. Income Taxes

The Tax Reform Act makes significant changes to U.S. tax law that impact the Company, including permanently lowering the U.S. corporate federal income tax rate from 35% to 21%, effective for tax years beginning after December 31, 2017. Other changes made by the Tax Reform Act effective for tax years beginning after December 31, 2017 include, but are not limited to, the elimination of the domestic manufacturing deduction, the addition of limitations on the deductibility of executive compensation, and the move to a territorial system. The Tax Reform Act also includes the acceleration of deductions for certain fixed assets placed in service after September 27, 2017 and a one-time transition tax on the deemed repatriation of certain foreign earnings associated with the move to the territorial system. In addition to the move to a territorial system, the Tax Reform Act creates two new U.S. tax base erosion provisions, the GILTI provision and the BEAT provision.

The staff of the U.S. Securities and Exchange Commission issued Staff Accounting Bulletin No. 118 (“SAB 118”) to address the application of Accounting Standards Codification 740, Income Taxes, in situations when a registrant does not have the necessary information available, prepared or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the Tax Reform Act. Reflected in our financial results, and in accordance with SAB 118, are certain provisional income tax effects of the Tax Reform Act, including a net tax benefit of $175.2 million recorded primarily due to the revaluation of our U.S. net deferred tax liabilities from 35% to 21%. The Company, provisionally, has not included any tax impact related to the transition tax in its consolidated financial statements for the year ended December 31, 2017. The deemed repatriation of foreign earnings should be offset by foreign deficits or the tax should be offset by foreign tax credits. The Company has elected to account for the GILTI tax in the period in which it is incurred and does not expect to be subject to material impacts related to the BEAT provision and has therefore not included any tax impacts of these provisions in its consolidated financial statements for the year ended December 31, 2017.

The ultimate impact of the Tax Reform Act may differ from these provisional amounts, possibly materially, due to, among other things, additional analysis, changes in interpretations and assumptions the Company has made, additional regulatory guidance that may be issued, and actions the Company may take as a result of the Tax Reform Act. The accounting is expected to be complete by the time the Company’s 2017 U.S. corporate income tax return is filed in 2018.

Components of earnings (losses) from continuing operations before income taxes and noncontrolling interests are as follows (in thousands):

	Year Ended December 31,
	2017	2016	2015
United States	$1,610,652	$1,241,117	$407,666
Foreign	139,305	57,542	(165,800)

	$1,749,957	$1,298,659	$241,866

The provision for income taxes consists of the following (in thousands):

	Year Ended December 31,
	2017	2016	2015
Current:
Federal	$504,865	$286,224	$285,856
State	37,308	27,353	4,618
Foreign	48,386	13,211	5,198

Total current	590,559	326,788	295,672

Deferred:
Federal	(207,006)	71,777	(213,601)
State	(4,533)	5,193	(21,240)
Foreign	(9,634)	(5,515)	(11,995)

Total deferred	(221,173)	71,455	(246,836)

Total provision for income taxes	$369,386	$398,243	$48,836

A reconciliation of the federal statutory tax rate (35%) to the total provision is as follows:

	Year Ended December 31,
	2017	2016	2015
Taxes computed at statutory rate	35.00%	35.00%	35.00%
State income taxes, net of federal income tax benefit	1.22%	1.67%	-5.02%
Federal research credit	-0.24%	-0.28%	-1.47%
Domestic manufacturing deduction	-2.58%	-2.11%	-9.98%
Equity in losses of foreign joint venture	0.13%	0.27%	2.88%
Impairment on investment in foreign joint venture	—	—	22.14%
Foreign rate differential	-0.62%	-1.05%	-5.04%
Noncontrolling interests	-1.24%	-2.81%	-16.27%
Tax Reform Act	-10.01%	—	—
Out-of-period correction	—	-0.22%	-4.02%
Other, net	-0.55%	0.20%	1.97%

Provision for income taxes	21.11%	30.67%	20.19%

For the year ended December 31, 2017, the Company’s effective tax rate on continuing operations decreased by 9.56% to 21.11% compared with 30.67% in the prior year period. The enactment of the Tax Reform Act decreased the rate by 10.01%. This decrease was primarily driven by a benefit of $186.3 million from the revaluation of the Company’s net U.S. deferred tax assets and liabilities and an expense of $11.1 million related to adding a valuation allowance on prior year foreign tax credit deferred tax assets due to the Company’s assessment of its ability to realize the credits after the move to the territorial system and the removal of deferred tax liabilities related to undistributed foreign earnings.

The 2015 provision included out-of-period non-cash gains related to corrections to tax balances of $9.7 million. This out-of-period adjustment was not material to the period of correction or any previously reported periods.

Deferred tax assets and liabilities resulted from the following (in thousands):

	December 31,
	2017	2016
Deferred tax assets:
Accrued liabilities and reserves	$127,955	$195,787
Allowance for doubtful accounts	15,136	15,511
Inventory	61,522	75,550
Post-retirement benefits	9,167	12,163
Commodity hedges	2,056	—
Net operating loss carryforward	19,895	11,544
Tax credit carryforwards	92,380	18,358
Valuation allowance	(96,107)	—

Total deferred tax assets	232,004	328,913

Deferred tax liabilities:
Holdbacks and amounts not due under contracts	(10,214)	(9,999)
Commodity hedges	—	(316)
Intangibles	(164,716)	(246,697)
Property, plant and equipment	(385,815)	(630,500)

Total deferred tax liabilities	(560,745)	(887,512)

Total net deferred tax liabilities	$(328,741)	$(558,599)

Nucor’s U.S. deferred tax assets and liabilities were revalued to reflect the reduction in the U.S. corporate income tax rate from 35% to 21%, resulting in a $186.3 million decrease in net U.S. deferred tax assets and liabilities as of December 31, 2017. The move to a territorial system impacts the Company’s ability to use the foreign tax credit carryforwards which existed as of December 31, 2017. As a result, a valuation allowance has been assessed on these credits in the amount of $74.3 million ($57.8 million originated in 2017 and $16.5 million relates to deferred tax assets that originated in previous years). The remaining movement in Valuation Allowance was primarily due to a change in the Company’s assessment of its ability to utilize certain state tax credit carryforwards. This movement was offset in Tax Credit Carryforwards as these credits were previously presented net of the valuation allowance as the Company’s ability to utilize the credits was viewed as remote.

Non-current deferred tax assets included in other assets were $0.6 million at December 31, 2017 (none at December 31, 2016). Non-current deferred tax liabilities included in deferred credits and other liabilities were $329.3 million at December 31, 2017 ($558.6 million at December 31, 2016). Current federal and state income taxes receivable included in other current assets were $212.5 million at December 31, 2017 ($91.7 million at December 31, 2016). Nucor paid $699.8 million in net federal, state and foreign income taxes in 2017 ($329.3 million and $260.3 million in 2016 and 2015, respectively).

The Tax Reform Act provides for a one-time mandatory deemed repatriation of post-1986 undistributed foreign subsidiary earnings and profits. The deemed repatriation of foreign earnings should be offset by foreign deficits or the tax should be offset by foreign tax credits. After the deemed repatriation, cumulative undistributed foreign earnings for which U.S. taxes have not been provided were none at December 31, 2017 ($190.1 million at December 31, 2016). Future earnings are considered to be indefinitely reinvested. If this assertion of permanent reinvestment were to change, there could be withholding tax impacts on the actual distribution of certain cumulative undistributed foreign earnings; the Company believes this amount, if any, would be immaterial.

State net operating loss carryforwards were $605.9 million at December 31, 2017 ($573.4 million at December 31, 2016). If unused, they will expire between 2018 and 2037. Foreign net operating loss carryforwards were $28.3 million at December 31, 2017 ($18.5 million at December 31, 2016). If unused, they will expire between 2029 and 2037.

At December 31, 2017, Nucor had approximately $48.8 million of unrecognized tax benefits, of which $48.2 million would affect Nucor’s effective tax rate, if recognized. At December 31, 2016, Nucor had approximately $44.1 million of unrecognized tax benefits, of which $43.4 million would affect Nucor’s effective tax rate, if recognized.

A reconciliation of the beginning and ending amounts of unrecognized tax benefits recorded in deferred credits and other liabilities is as follows (in thousands):

	December 31,
	2017	2016	2015
Balance at beginning of year	$44,088	$50,510	$63,001
Additions based on tax positions related to current year	11,154	6,157	6,508
Reductions based on tax positions related to current year	—	—	—
Additions based on tax positions related to prior years	2,556	147	241
Reductions based on tax positions related to prior years	(5,461)	(8,201)	(13,294)
(Reductions) additions due to settlements with taxing authorities	—	(258)	930
Reductions due to statute of limitations lapse	(3,492)	(4,267)	(6,876)

Balance at end of year	$48,845	$44,088	$50,510

We estimate that in the next 12 months, our gross uncertain tax positions, exclusive of interest, could decrease by as much as $10.6 million, as a result of the expiration of the statute of limitations.

During 2017, Nucor recognized $2.2 million of benefit in interest and penalties ($2.8 million of benefit in 2016 and $7.0 million of benefit in 2015). The interest and penalties are included in interest expense and other expenses, respectively, in the consolidated statements of earnings. As of December 31, 2017, Nucor had approximately $16.1 million of accrued interest and penalties related to uncertain tax positions on the consolidated balance sheet (approximately $18.4 million at December 31, 2016).

Nucor has concluded U.S. federal income tax matters for years through 2013. The tax years 2014 through 2016 remain open to examination by the Internal Revenue Service. The Canada Revenue Agency has substantially concluded its examination of the 2012 and 2013 Canadian returns for Harris Steel Group Inc. and certain related affiliates. The tax years 2010 through 2016 remain open to examination by other major taxing jurisdictions to which Nucor is subject (primarily Canada and other state and local jurisdictions).